PROSPECTUS

May 1, 2022, as amended May 10, 2022 and November 1, 2022

The Advisors’ Inner Circle Fund III

Aperture New World Opportunities Fund

Institutional Shares: ANWOX
Class X Shares: ANWRX

Aperture Endeavour Equity Fund

Institutional Shares: ATOMX
Class X Shares: APEEX

Aperture Discover Equity Fund

Institutional Shares: ADISX
Class X Shares: ADSRX

Aperture International Equity Fund

Institutional Shares: AFORX
Class X Shares: AFOEX

Investment Adviser:

Aperture Investors, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Aperture New World Opportunities Fund

Investment Objective

The Aperture New World Opportunities Fund (the “New World Opportunities Fund” or the “Fund”) seeks total return, consisting of current income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Class X Shares
Management Fees[1]	0.41%	0.41%
Other Expenses	0.16%	0.23%
Shareholder Servicing Fees	None	0.07%
Other Operating Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses	0.57%	0.64%

[1]

The management fee paid to Aperture Investors, LLC (the “Adviser”) is calculated and accrued daily, at an annual rate based on the Fund’s average daily net assets, and consists of a base fee that is adjusted upward or downward depending upon the performance of the Fund’s Institutional Shares relative to the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (the “EM Index”). The base fee of 1.225% represents the management fee in the event that the performance of the Fund’s Institutional Shares equals the performance of the EM Index plus 2.75%. Depending on the performance of the Fund’s Institutional Shares, the Fund’s annual management fee may increase or decrease by a maximum of 0.825% and, accordingly, will range from a minimum of 0.40% (in the event that the performance of the Fund’s Institutional Shares is equal to or lower than the performance of the EM Index) to a maximum of 2.05% (in the event that the performance of the Fund’s Institutional Shares exceeds the performance of the EM Index by 5.50% or more). The Management Fee shown is the Management Fee paid to the Adviser during the prior fiscal year, and the total Management Fee payable during the current fiscal year will fluctuate based on the performance of the Fund’s Institutional Shares and thus may be higher or lower than the amount shown.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$58	$183	$318	$714
Class X Shares	$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities economically tied to emerging market countries, including fixed income securities, foreign currencies and equity securities. The Fund’s investments may be denominated in local currency or be U.S. dollar-denominated.

The Fund may invest in a broad range of fixed income securities in emerging markets and across all fixed income sectors, including government and corporate fixed income securities. The Fund may invest in fixed income securities of any maturity, and may invest in securities that are rated investment grade or below investment grade (“high yield” or “junk” bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment grade or below investment grade categories similar to those of nationally recognized statistical rating organizations. The Fund may also invest in fixed income securities issued by U.S. Government-sponsored entities, U.S. agencies and instrumentalities.

Equity securities, including equity securities in emerging markets, in which the Fund may invest include common stock, American Depositary Receipts (“ADRs”), and securities of investment companies, including closed-end funds and exchange-traded funds (“ETFs”). The Fund may invest in equity securities of companies of any market capitalization.

The Fund may use derivatives, including options, futures, swaps and currency forward contracts, to attempt to both reduce the cost of investing in certain types of securities or asset classes, increase the return of the Fund and/or hedge (protect) the value of the Fund’s assets. The Fund may use options to create long or short equity exposure without investing directly in equity securities, while it may use futures to create long or short equity, fixed income, or U.S. Treasury exposure without investing directly in equity, fixed income or U.S. Treasury securities. The Fund may also use swaps to create long or short exposure without investing directly in the underlying assets. As well, the Fund may use currency forwards to increase or decrease exposure to a given currency. In addition, the Fund may enter into reverse repurchase agreements.

The Adviser considers a security to be “economically tied” to an emerging market country if the issuer of the security exhibits one or more of the following characteristics: (1) the issuer’s principal securities trading market is in an emerging market country; (2) while traded in any market, alone or on a consolidated basis, the issuer derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging market countries; (3) the issuer has 50% of more of its assets located in an emerging market country; or (4) the issuer is organized under the laws of, and has a principal office in, an emerging market country.

An “emerging market” country is any country determined by the Adviser to have an emerging market economy, taking into account a number of factors. These factors may include whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (also known as the World Bank), the country’s foreign currency debt rating, its location and neighboring countries, its political and economic stability and the development of its financial and capital markets. These countries may include those located in Latin America and the Caribbean, Asia, Africa, the former Soviet Union, the Middle East and the developing countries of Europe (primarily Central and Eastern Europe).

The Fund focuses on emerging market countries where there are attractive risk-adjusted investment opportunities relative to those in developed countries, as determined by the Adviser. In making such determinations, the Adviser typically considers the volatility and country risk premium of an investment opportunity relative to comparable U.S. Treasury securities, and makes its own determination of what constitutes an appropriate risk premium relative to the specific investment. The Adviser seeks to actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of market conditions.

The Adviser selects individual securities for purchase or sale by the Fund based on the Adviser’s assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making these assessments, the Adviser takes into account various factors, including the credit quality and interest rate sensitivities of individual securities as well as the inflation, monetary and fiscal policy, exchange rate, and political characteristics of the country. In order to reduce the volatility inherent in emerging markets investing, the Adviser expects to adjust the mix of securities types in the Fund’s portfolio to meet the Fund’s investment objective in response to changing market conditions.

While the Fund’s primary goal is to generate excess returns, the Adviser seeks to assess the financial risks and opportunities presented by certain environmental, social and governance (“ESG”) factors in accordance with the Adviser’s Responsible Investment and ESG Policy (the “ESG Policy”). In managing the Fund, the Adviser may consider one or more ESG factors alongside other, non-ESG factors in its investment decisions, but such ESG factors are generally no more significant than other factors in the investment selection process, such that (except with respect to the exclusionary screens described elsewhere) ESG factors may not be determinative in deciding to include or exclude any particular investment in the Fund’s portfolio. Even when ESG factors are considered, investments presenting significant ESG-related risks may be purchased and retained by the Fund because considerable discretion is given to the investment team in weighing ESG factors along with other factors in making investment decisions. In addition, the Fund employs an exclusionary screen that prohibits investment in certain types of investments, specifically producers of certain types of weapons and munitions (e.g. landmines). If reliable ESG information regarding a particular investment is not readily available to the Adviser from its regular sources and in certain other situations (including, but not limited to, with respect to (a) investments of a de minimis size when compared to the total size of the Fund’s portfolio and (b) investments intended to be held only for a short period of time), the Adviser may not consider ESG factors when making portfolio decisions with respect to such investment.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Emerging Markets/Foreign Investment Risk – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The Fund’s exposure to these risks is heightened as a result of the Fund investing primarily in emerging market countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Fund invests, as a result of their markets being less developed.

Fixed Income Market Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Sovereign Debt Securities Risk – The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Below Investment Grade Securities (Junk Bonds) Risk – Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk – The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Depositary Receipts Risk – Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Equity Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk – The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC. OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Environmental, Social and Governance Risk –The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some investment opportunities that might be available to funds that do not consider ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors. An increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers. In addition, ESG factors will not necessarily be identified or evaluated for every investment.

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Investments in Investment Company Risk – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses and fees. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

U.S. Government Securities Risk – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.apertureinvestors.com or by calling toll-free to 1-888-514-7557.

Best Quarter	Worst Quarter
9.67%	(7.64)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 01/01/2022 to 03/31/2022 was (6.29)%.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Class X Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Aperture New World Opportunities Fund	1 Year	Since Inception (03/18/2019)
Fund Returns Before Taxes
Institutional Shares	(3.59)%	2.53%
Class X Shares	(3.68)%	2.36%
Fund Returns After Taxes on Distributions
Institutional Shares	(5.45)%	0.88%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(2.09)%	1.25%
Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (reflects no deductions for fees, expenses or taxes)	(1.37)%	2.74%

Investment Adviser

Aperture Investors, LLC

Portfolio Manager

Peter N. Marber, PhD., Portfolio Manager, has managed the Fund since its inception in 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 48 of the prospectus.

Aperture Endeavour Equity Fund

Investment Objective

The Aperture Endeavour Equity Fund (the “Endeavour Equity Fund” or the “Fund”) seeks a return in excess of the MSCI ACWI hedged to USD Net Total Return Index (the “MSCI USD Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Class X Shares
Management Fees[1]	0.32%	0.32%
Other Expenses	0.29%	0.36%
Shareholder Servicing Fees	None	0.08%
Other Operating Expenses	0.29%	0.28%
Total Annual Fund Operating Expenses	0.61%	0.68%

[1]

The management fee paid to Aperture Investors, LLC (the “Adviser”) is calculated and accrued daily, at an annual rate based on the Fund’s average daily net assets, and consists of a base fee that is adjusted upward or downward depending upon the performance of the Fund’s Institutional Shares relative to the MSCI USD Index. The base fee of 1.82% represents the management fee in the event that the performance of the Fund’s Institutional Shares equals the performance of the MSCI USD Index plus 5.00%. Depending on the performance of the Fund’s Institutional Shares, the Fund’s annual management fee may increase or decrease by a maximum of 1.50% and, accordingly, will range from a minimum of 0.32% (in the event that the performance of the Fund’s Institutional Shares is equal to or lower than the performance of the MSCI USD Index) to a maximum of 3.32% (in the event that the performance of the Fund’s Institutional Shares exceeds the performance of the MSCI USD Index by 10.00% or more). The Management Fee shown is the Management Fee paid to the Adviser during the prior fiscal year, and the total Management Fee payable during the current fiscal year will fluctuate based on the performance of the Fund’s Institutional Shares and thus may be higher or lower than the amount shown.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$62	$195	$340	$762
Class X Shares	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 338% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

For purposes of the Fund’s 80% investment policy, equity securities include common stock, initial public offerings (“IPOs”), private placements, depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, derivatives with economic characteristics similar to such securities, and securities of investment companies, including closed-end funds and exchange-traded funds (“ETFs”). The Fund may invest in equity securities of companies of any market capitalization, and may invest in U.S. and non-U.S. (including both developed and emerging market) companies.

An “emerging market” country is any country determined by the Adviser to have an emerging market economy, taking into account a number of factors. These factors may include whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (also known as the World Bank), the country’s foreign currency debt rating, its location and neighboring countries, its political and economic stability and the development of its financial and capital markets. These countries may include those located in Latin America and the Caribbean, Asia, Africa, the former Soviet Union, the Middle East and the developing countries of Europe (primarily Central and Eastern Europe).

The Fund may invest in derivatives, including options, futures contracts, swaps and forward foreign currency contracts, to create long or short exposure without investing directly in the underlying assets, increase the return of the Fund and/or hedge (protect) the value of the Fund’s assets. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries.

The Fund seeks to achieve its objective primarily by taking long and short positions in equity securities. When the Fund takes a long position, the Fund purchases a security outright and will benefit from an increase in the price of the security. Similarly, when the Fund takes a long position through a derivative instrument, it will benefit from an increase in the price of the underlying instrument. When the Fund takes a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the Fund takes a short position, it will benefit from a decrease in the price of the security and will incur a loss if the price of the security increases between the time it is sold and when the Fund replaces the borrowed security. Similarly, when the Fund takes a short position through a derivative instrument, it will benefit from a decrease in the price of the underlying instrument and will incur a loss if the price of the underlying instrument increases. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

In selecting investments for the Fund and in the pursuit of outperformance, original, primary research shapes the Adviser’s perspective on key conditions that make stocks attractive longs (or shorts). The entire process is grounded in the philosophy of life cycle investing and the belief that stock prices are driven by a cycle of investor behavior. Specifically, the Adviser endeavors to identify companies whose stock price reflects under-appreciation or misunderstanding of four key metrics: 1) the addressable market (i.e., the revenue opportunity that exists within a market for a product or service), 2) operating margins, 3) underlying business economics and 4) corporate management. In order to research and arrive at a differentiated viewpoint on these key metrics, the Adviser undertakes what it believes to be an in-depth diligence process that involves extensive reading of company and industry-related materials as well as in-person meetings with management teams, all supplemented by the running of proprietary data-driven screens designed to give it an advantage in security selection.

While the Fund’s primary goal is to generate excess returns, the Adviser seeks to assess the financial risks and opportunities presented by certain environmental, social and governance (“ESG”) factors in accordance with the Adviser’s Responsible Investment and ESG Policy (the “ESG Policy”). In managing the Fund, the Adviser may consider one or more ESG factors alongside other, non-ESG factors in its investment decisions, but such ESG factors are generally no more significant than other factors in the investment selection process, such that (except with respect to the exclusionary screens described elsewhere) ESG factors may not be determinative in deciding to include or exclude any particular investment in the Fund’s portfolio. Even when ESG factors are considered, investments presenting significant ESG-related risks may be purchased and retained by the Fund because considerable discretion is given to the investment team in weighing ESG factors along with other factors in making investment decisions. In addition, the Fund employs an exclusionary screen that prohibits investment in certain types of investments, specifically producers of certain types of weapons and munitions (e.g. landmines). If reliable ESG information regarding a particular investment is not readily available to the Adviser from its regular sources and in certain other situations (including, but not limited to, with respect to (a) investments of a de minimis size when compared to the total size of the Fund’s portfolio and (b) investments intended to be held only for a short period of time), the Adviser may not consider ESG factors when making portfolio decisions with respect to such investment.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund.

A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Equity Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Emerging Markets/Foreign Investment Risk – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

U.S. Government Securities Risk – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. The Fund may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC. OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Non-Diversified Risk – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Fund invests, as a result of their markets being less developed.

Depositary Receipts Risk – Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Private Placements Risk – Investments in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk – The Fund’s use of derivatives and short sales may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Investments in Investment Company Risk – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses and fees. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Environmental, Social and Governance Risk –The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some investment opportunities that might be available to funds that do not consider ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors. An increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers. In addition, ESG factors will not necessarily be identified or evaluated for every investment.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.apertureinvestors.com or by calling toll-free to 1-888-514-7557.

Best Quarter	Worst Quarter
20.51%	(16.77)%
12/31/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 01/01/2022 to 03/31/2022 was (5.60)%.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Class X Shares will vary.

Aperture Endeavour Equity Fund	1 Year	Since Inception (09/30/2019)
Fund Returns Before Taxes
Institutional Shares	10.86%	21.82%
Class X Shares	10.75%	21.61%
Fund Returns After Taxes on Distributions
Institutional Shares	7.03%	19.50%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	7.01%	16.28%
MSCI ACWI hedged to USD Net Total Return Index (reflects no deductions for fees, expenses or taxes)	20.91%	19.69%

Investment Adviser

Aperture Investors, LLC

Portfolio Manager

Thomas Tully, Portfolio Manager, has managed the Fund since its inception in 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 48 of the prospectus.

Aperture Discover Equity Fund

Investment Objective

The Aperture Discover Equity Fund (the “Discover Equity Fund” or the “Fund”) seeks a return in excess of the Russell 2000 Total Return Index (the “Russell Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Class X Shares
Management Fees[1]	4.05%	4.05%
Other Expenses	0.11%	0.13%
Shareholder Servicing Fees	None	0.08%
Other Operating Expenses	0.11%	0.05%
Total Annual Fund Operating Expenses	4.16%	4.18%

[1]

The management fee paid to Aperture Investors, LLC (the “Adviser”) is calculated and accrued daily, at an annual rate based on the Fund’s average daily net assets, and consists of a base fee that is adjusted upward or downward depending upon the performance of the Fund’s Institutional Shares relative to the Russell Index. The base fee of 2.175% represents the management fee in the event that the performance of the Fund’s Institutional Shares equals the performance of the Russell Index plus 6.25%. Depending on the performance of the Fund’s Institutional Shares, at current asset levels, the Fund’s annual management fee may increase or decrease by a maximum of 1.875% and, accordingly, will range from a minimum of 0.30% (in the event that the performance of the Fund’s Institutional Shares is equal to or lower than the performance of the Russell Index) to a maximum of 4.05% (in the event that the performance of the Fund’s Institutional Shares exceeds the performance of the Russell Index by 12.50% or more). The Management Fee shown is the Management Fee paid to the Adviser during the prior fiscal year, and the total Management Fee payable during the current fiscal year will fluctuate based on the performance of the Fund’s Institutional Shares and thus may be higher or lower than the amount shown.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$418	$1,264	$2,124	$4,339
Class X Shares	$420	$1,269	$2,133	$4,355

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund primarily invests are common stocks of North American companies, including initial public offerings (“IPOs”). For purposes of the Fund’s 80% investment policy, however, equity securities also include exchange-traded funds (“ETFs”) and derivatives with economic characteristics similar to equity securities. The Fund may invest in both small capitalization companies and medium capitalization companies, and may invest in companies located in both the U.S. and non-U.S. developed market countries. The Fund may invest in derivatives, including swaps, to create long or short exposure without investing directly in the underlying assets, increase the return of the Fund and/or hedge (protect) the value of the Fund’s assets.

The Fund seeks to achieve its objective primarily by taking long and short positions in equity securities of companies that the Adviser believes are undergoing transformational change. The Fund takes long positions in equity securities of companies that the Adviser believes are high quality companies with attractive valuations that are undergoing positive, fundamental changes. Examples of positive, fundamental changes may include: new management, technology initiatives, new product development, cost reduction, operational efficiencies and/or acquisitions/divestitures. The Adviser believes that these types of changes can be transformational in their ability to accelerate revenue growth, operating income, cash flow and/or return of invested capital for a company. The Fund takes short positions in equity securities of companies that the Adviser believes are companies with unattractive valuations that are experiencing deteriorating fundamentals and/or structural challenges. Examples of deteriorating fundamentals may include: slowing revenue growth, contracting margins, declining market share and/or deteriorating returns. Examples of structural challenges may include: inflexible structure, entrenched management, competitive threats and/or weak pricing power.

While the Fund’s primary goal is to generate excess returns, the Adviser seeks to assess the financial risks and opportunities presented by certain environmental, social and governance (“ESG”) factors in accordance with the Adviser’s Responsible Investment and ESG Policy (the “ESG Policy”). In managing the Fund, the Adviser may consider one or more ESG factors alongside other, non-ESG factors in its investment decisions, but such ESG factors are generally no more significant than other factors in the investment selection process, such that (except with respect to the exclusionary screens described elsewhere) ESG factors may not be determinative in deciding to include or exclude any particular investment in the Fund’s portfolio. Even when ESG factors are considered, investments presenting significant ESG-related risks may be purchased and retained by the Fund because considerable discretion is given to the investment team in weighing ESG factors along with other factors in making investment decisions. In addition, the Fund employs an exclusionary screen that prohibits investment in certain types of investments, specifically producers of certain types of weapons and munitions (e.g. landmines). If reliable ESG information regarding a particular investment is not readily available to the Adviser from its regular sources and in certain other situations (including, but not limited to, with respect to (a) investments of a de minimis size when compared to the total size of the Fund’s portfolio and (b) investments intended to be held only for a short period of time), the Adviser may not consider ESG factors when making portfolio decisions with respect to such investment.

When the Fund takes a long position, the Fund purchases a security outright and will benefit from an increase in the price of the security. Similarly, when the Fund takes a long position through a derivative instrument, it will benefit from an increase in the price of the underlying instrument. When the Fund takes a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the Fund takes a short position, it will benefit from a decrease in the price of the security and will incur a loss if the price of the security increases between the time it is sold and when the Fund replaces the borrowed security. Similarly, when the Fund takes a short position through a derivative instrument, it will benefit from a decrease in the price of the underlying instrument and will incur a loss if the price of the underlying instrument increases. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

Under normal circumstances, the Fund intends to hold long positions in securities for long periods (typically over two years).

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Equity Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (“OTC”). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Non-Diversified Risk – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Long-Term Investment Strategy Risk – Under normal circumstances, the Fund intends to hold securities for long periods (typically over two years). This investment style may cause the Fund to lose money or underperform compared to the Russell Index or other mutual funds over the short or medium terms. The Fund also may underperform in the long term even though it intends to hold securities for long periods. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Fund’s portfolio.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. The Fund may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Derivatives Risk – The Fund’s use of swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk – The Fund’s use of derivatives and short sales may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Foreign Investment Risk – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Environmental, Social and Governance Risk –The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some investment opportunities that might be available to funds that do not consider ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors. An increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers. In addition, ESG factors will not necessarily be identified or evaluated for every investment.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.apertureinvestors.com or by calling toll-free to 1-888-514-7557.

Best Quarter	Worst Quarter
59.86%	(29.57)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 01/01/2022 to 03/31/2022 was (19.07)%.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Class X Shares will vary.

Aperture Discover Equity Fund	1 Year	Since Inception (12/30/2019)
Fund Returns Before Taxes
Institutional Shares	28.95%	43.19%
Class X Shares	28.86%	43.05%
Fund Returns After Taxes on Distributions
Institutional Shares	20.78%	37.97%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	20.07%	32.84%
Russell 2000 Total Return Index (reflects no deductions for fees, expenses or taxes)	14.82%	17.47%

Investment Adviser

Aperture Investors, LLC

Portfolio Manager

Brad McGill, Portfolio Manager, has managed the Fund since its inception in 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 48 of the prospectus.

Aperture International Equity Fund

Investment Objective

The Aperture International Equity Fund (the “International Equity Fund” or the “Fund”) seeks a return in excess of the MSCI ACWI ex USA (Net) USD Index (the “MSCI ex-US Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Class X Shares
Management Fees[1]	0.97%	0.97%
Other Expenses	0.11%	0.33%
Shareholder Servicing Fees	None	0.09%
Other Operating Expenses	0.11%	0.24%
Total Annual Fund Operating Expenses[2]	1.08%	1.30%

[1]

The management fee paid to Aperture Investors, LLC (the “Adviser”) is calculated and accrued daily, at an annual rate based on the Fund’s average daily net assets, and consists of a base fee that is adjusted upward or downward depending upon the performance of the Fund’s Institutional Shares relative to the MSCI ex-US Index. The base fee of 1.90% represents the management fee in the event that the performance of the Fund’s Institutional Shares equals the performance of the MSCI ex-US Index plus 5.00%. Depending on the performance of the Fund’s Institutional Shares, the Fund’s annual management fee may increase or decrease by a maximum of 1.50% and, accordingly, will range from a minimum of 0.40% (in the event that the performance of the Fund’s Institutional Shares is equal to or lower than the performance of the MSCI ex-US Index) to a maximum of 3.40% (in the event that the performance of the Fund’s Institutional Shares exceeds the performance of the MSCI ex-US Index by 10.00% or more). The Management Fee shown is the Management Fee paid to the Adviser during the prior fiscal year, and the total Management Fee payable during the current fiscal year will fluctuate based on the performance of the Fund’s Institutional Shares and thus may be higher or lower than the amount shown.

[2]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund’s Financial Highlights because Other Operating Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$110	$343	$595	$1,317
Class X Shares	$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

For purposes of the Fund’s 80% investment policy, equity securities include common stock, preferred stock, warrants, rights, convertible securities, participation notes (“P-Notes”), private placements and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and derivatives with economic characteristics similar to such securities. The Fund will invest primarily in securities economically tied to non-U.S. countries, including emerging market countries.

The Fund considers a company to be economically tied to a non-U.S. country if: (1) the company’s principal securities trading market is outside of the United States.; (2) while traded in any market, alone or, with respect to a parent company, on a consolidated basis with its subsidiaries, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed outside of the United States.; (3) the company has 50% or more of its assets located outside of the United States; or (4) the company is organized under the laws of, and has a principal office in, a non-U.S. country.

An “emerging market” country is any country determined by the Adviser to have an emerging market economy, taking into account a number of factors. These factors may include whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (also known as the World Bank), the country’s foreign currency debt rating, its location and neighboring countries, its political and economic stability and the development of its financial and capital markets. The Fund may invest in equity securities of companies of any market capitalization.

The Fund may invest in derivatives, including options, futures contracts, forward contracts and swaps, including total return swaps, to create long or short exposure without investing directly in the underlying assets, increase the return of the Fund and/or hedge (protect) the value of the Fund’s assets. The Fund may also invest in money market instruments for cash management purposes.

The Fund seeks to achieve its objective primarily by taking long and short positions in equity securities. When the Fund takes a long position, the Fund purchases a security outright and will benefit from an increase in the price of the security. Similarly, when the Fund takes a long position through a derivative instrument, it will benefit from an increase in the price of the underlying instrument. When the Fund takes a short position, the Fund borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the Fund takes a short position, it will benefit from a decrease in the price of the security and will incur a loss if the price of the security increases between the time it is sold and when the Fund replaces the borrowed security. Similarly, when the Fund takes a short position through a derivative instrument, it will benefit from a decrease in the price of the underlying instrument and will incur a loss if the price of the underlying instrument increases. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

In selecting securities for the Fund, the Adviser will use a bottom-up approach in choosing investments, primarily seeking companies expected to experience growth from secular (i.e., long-term) trends. Companies are screened using in-house research to identify those which the Adviser believes have favorable attributes, including:

●	attractive valuation

●	strong management

●	conservative debt

●	free cash flow

●	scalable business models

●	competitive advantages

In making portfolio selections, the Adviser will also consider the economic, political and market conditions of the various countries in which the Fund may invest. Analysis is conducted along three primary dimensions, each with a set of defined criteria. If a company is deemed by the Adviser to present compelling attributes along all three dimensions, the company moves to a short list of potential investment opportunities. These three dimensions are:

1.    Opportunity Set

The Adviser attempts to identify trends and transformation that it believes underpin secular growth opportunities, including:

●	Substitution of capital for labor (for example, automation or robotics)

●	Digital, globally connected economy

●	Energy, environment, climate change

2.    Fundamentals

The Adviser performs fundamental research on what it believes are innovative companies that stand to potentially benefit from growth trends, including those with:

●	Durable business models

●	Proven management

●	Secular tailwinds

●	Improving balance sheets

●	Consistent free cash flow

●	High or improving margins

●	Scalable businesses with sustainable competitive advantages

3.    Valuation

The Adviser attempts to purchase stocks when it believes the long-term prospects of those stocks are under-appreciated or those stocks are negatively impacted by short-term events, using what the Adviser considers to be a:

●	Systematic, objective and disciplined valuation methodology for stock selection

●	Proprietary valuation process focused on the current price versus the expected value

The Fund takes short positions in equity securities of companies that the Adviser believes are companies with unattractive valuations that are experiencing deteriorating fundamentals and/or structural challenges. Examples of deteriorating fundamentals may include: slowing revenue growth, contracting margins, declining market share and/or deteriorating returns. Examples of structural challenges may include: inflexible structure, entrenched management, competitive threats and/or weak pricing power.

While the Fund’s primary goal is to generate excess returns, the Adviser seeks to assess the financial risks and opportunities presented by certain environmental, social and governance (“ESG”) factors in accordance with the Adviser’s Responsible Investment and ESG Policy (the “ESG Policy”). Factors taken into consideration may include, but are not limited to the amount and direction of greenhouse gas emissions, sustainability of operations, progress toward a more circular economy, the extent to which a company is helping others move toward more sustainable ecosystems, amount and direction in the use of renewable energy and recyclable products, management's pay and incentive alignment with shareholders, board composition, strategic direction surrounding its ESG efforts, the extent to which a Company's engagement is focused on all of its stakeholders, and various third party ESG scores and rankings. In managing the Fund, the Adviser may consider one or more ESG factors alongside other, non-ESG factors in its investment decisions, but such ESG factors are generally no more significant than other factors in the investment selection process, such that (except with respect to the exclusionary screens described elsewhere) ESG factors may not be determinative in deciding to include or exclude any particular investment in the Fund’s portfolio. Even when ESG factors are considered, investments presenting significant ESG-related risks may be purchased and retained by the Fund because considerable discretion is given to the investment team in weighing ESG factors along with other factors in making investment decisions. In addition, the Fund employs an exclusionary screen that prohibits investment in certain types of investments, specifically producers of certain types of weapons and munitions (e.g. landmines). If reliable ESG information regarding a particular investment is not readily available to the Adviser from its regular sources and in certain other situations (including, but not limited to, with respect to (a) investments of a de minimis size when compared to the total size of the Fund’s portfolio and (b) investments intended to be held only for a short period of time), the Adviser may not consider ESG factors when making portfolio decisions with respect to such investment.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Equity Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

Emerging Markets/Foreign Investment Risk – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. The Fund may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Leverage Risk – The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Non-Diversified Risk – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Depositary Receipts Risk – Depositary receipts, such as ADRs, GDRs and EDRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Convertible and Preferred Securities Risk – Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC. OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Fund invests, as a result of their markets being less developed.

Long-Term Investment Strategy Risk – Under normal circumstances, the Fund intends to hold securities for long periods (typically for at least one year). This investment style may cause the Fund to lose money or underperform compared to the MSCI ex-US Index or other mutual funds over the short or medium terms. The Fund also may underperform in the long term even though it intends to hold securities for long periods. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Fund’s portfolio.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Private Placements Risk – Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Participation Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The administrator of LIBOR clarified that the publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Environmental, Social and Governance Risk –The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some investment opportunities that might be available to funds that do not consider ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors. An increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers. In addition, ESG factors will not necessarily be identified or evaluated for every investment.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements and forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s Institutional Shares’ performance for the 2021 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.apertureinvestors.com or by calling toll-free to 1-888-514-7557.

Best Quarter	Worst Quarter
5.21%	(3.48)%
6/30/2021	9/30/2021

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 01/01/2022 to 03/31/2022 was (7.00)%.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Class X Shares will vary.

Aperture International Equity Fund	1 Year	Since Inception (10/01/2020)
Fund Returns Before Taxes
Institutional Shares	7.27%	18.17%
Class X Shares	7.21%	18.11%
Fund Returns After Taxes on Distributions
Institutional Shares	1.79%	13.31%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	5.12%	12.30%
MSCI ACWI ex USA (Net) USD Index	7.82%	20.17%

Investment Adviser

Aperture Investors, LLC

Portfolio Manager

William Kornitzer, Portfolio Manager, has managed the Fund since its inception in 2020.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 48 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of a Fund for the first time, you must invest at least $500. There is no minimum for subsequent investments. The Funds may accept investments of smaller amounts in their sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: Aperture Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Aperture Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-514-7557.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about the Funds’ Investment Objectives and Strategies

The investment objective of the New World Opportunities Fund is to seek total return, consisting of current income and capital appreciation.

The investment objective of the Endeavour Equity Fund is to seek a return in excess of the MSCI ACWI hedged to USD Net Total Return Index (the “MSCI USD Index”).

The MSCI USD Index captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. With 2,939 constituents, the MSCI USD Index covers approximately 85% of the global investable equity opportunity set. The MSCI USD Index is 100% hedged to the U.S. dollar. The constituents of the MSCI USD Index may change over time.

The investment objective of the Discover Equity Fund is to seek a return in excess of the Russell 2000 Total Return Index (the “Russell Index”).

The Russell Index is a U.S. equity index comprised of the smallest 2000 companies by market capitalization in the Russell 3000 Index. The constituents of the Russell Index may change over time.

The investment objective of the International Equity Fund is to seek a return in excess of the MSCI ACWI ex USA (Net) USD Index (the “MSCI ex-US Index”).

The MSCI ex-US Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 24 emerging markets countries. With 2,312 constituents, the MSCI ex-US Index covers approximately 85% of the global equity opportunity set outside the US. The constituents of the MSCI ex-US Index may change over time.

The investment objective of each Fund is not a fundamental policy and may be changed by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”) without shareholder approval.

Please see the sections entitled “Principal Investment Strategies” above for a discussion of each Fund’s principal investment strategies. The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. A Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Funds’ principal investment strategies, and each Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Exclusion of Adviser from Commodity Pool Operator Definition

With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, options thereon and swaps, which in turn include non-deliverable forwards. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. Each Fund is not intended as a vehicle for trading in commodity interests. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this prospectus.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Endeavour Equity Fund, Discover Equity Fund and International Equity Fund are non-diversified, meaning that they may invest a large percentage of their assets in a single issuer or a relatively small number of issuers. Accordingly, the Endeavour Equity Fund, Discover Equity Fund and International Equity Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Active Management (All Funds) – Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Below Investment Grade Fixed Income Securities (Junk Bonds) (New World Opportunities Fund) – Below investment grade fixed income securities (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return. The Fund’s exposure to this risk is heightened because the Fund may invest in these instruments to a higher degree than other mutual funds.

Convertible Securities and Preferred Stocks (International Equity Fund) – Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is described below. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is the risk that, in a declining interest rate environment, securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Corporate Fixed Income Securities (New World Opportunities Fund) – Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit (All Funds) – Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described elsewhere in this section) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency (All Funds) – Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. The value of the Funds’ investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in U.S. equity securities.

Depositary Receipts (New World Opportunities Fund, Endeavour Equity Fund and International Equity Fund) – Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (“ADRs”), are subject to many of the risks associated with investing directly in foreign securities, which are further described elsewhere in this section.

Derivatives (All Funds) – Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk and leverage risk are each described elsewhere in this section. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Forward Contracts – A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts – Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements – Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the U.S. Securities and Exchange Commission (the “SEC”) and the CFTC, not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds.

Duration (New World Opportunities Fund) – Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, the security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets (New World Opportunities Fund, Endeavour Equity Fund and International Equity Fund) – Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The New World Opportunity Fund’s exposure to these risks is heightened as a result of the Fund investing primarily in emerging market countries.

Environmental, Social and Governance Factors (All Funds) – The Adviser may consider certain environmental, social and governance (“ESG”) factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Funds may forgo some investment opportunities that might be available to funds that do not consider ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Funds’ performance may at times be better or worse than the performance of funds that do not use ESG factors. An increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles. A reversal of that trend could result in losses with respect to investments in such issuers. In addition, ESG factors will not necessarily be identified or evaluated for every investment.

Equity Market (All Funds) – Investments in equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in a Fund.

Extension (New World Opportunities Fund) – Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market (New World Opportunities Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these market conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment (All Funds) – The Funds may invest in foreign issuers. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such

U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Sovereign Debt Securities (New World Opportunities Fund) – The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Geographic Focus (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Interest Rate (New World Opportunities Fund) – Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Investment Company (New World Opportunities Fund, Endeavour Equity Fund and Discover Equity Fund) – The Funds may purchase shares of investment companies. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses and fees in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

ETFs – Exchange-traded funds (“ETFs”) are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

IPOs (Discover Equity Fund and Endeavour Equity Fund) – The Fund may invest in initial public offerings (“IPOs”). An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Issuers (International Equity Fund) – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Large Purchases and Redemptions (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage (All Funds) – Certain Fund transactions, such as derivatives transactions, reverse repurchase agreements and short sales may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement (All Funds) – The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The administrator of LIBOR clarified that the publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity (All Funds) – Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk may be heightened in the emerging market countries as a result of their markets being less developed.

Long-Term Investment Strategy (Discover Equity Fund and International Equity Fund) – Under normal circumstances, each Fund intends to hold securities for long periods (typically over two years for the Discover Equity Fund and typically for at least one year for the International Equity Fund). This investment style may cause a Fund to lose money or underperform compared to the relevant index or other mutual funds over the short or medium terms. The Fund also may underperform in the long term even though it intends to hold securities for long periods. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Fund’s portfolio.

Market (All Funds) – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Money Market Instruments (International Equity Fund) – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Non-Diversified (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – The Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, each Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Participation Notes (International Equity Fund) – Participation Notes (“P-Notes”) are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Portfolio Turnover (New World Opportunities Fund, Endeavour Equity Fund and Discover Equity Fund) – Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect a Fund’s performance.

Prepayment (New World Opportunities Fund) – Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements (International Equity Fund and Endeavour Equity Fund) – Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Reverse Repurchase Agreements (New World Opportunities Fund) – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.

Rights and Warrants (International Equity Fund) – Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Rights and warrants may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

Small and Medium Capitalization Issuers (All Funds) – Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded OTC and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Short Sales (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that a Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed elsewhere in this section. A Fund may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

U.S. Government Securities (New World Opportunities Fund and Endeavour Equity Fund) – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

Investment Adviser

Aperture Investors, LLC, a Delaware limited liability company founded in 2018, is an SEC registered investment adviser that serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 250 West 55th Street, 30th Floor, New York, NY 10019. As of March 31, 2022, the Adviser had approximately $4.26 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities with respect to the Funds.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of Aperture Investors UK, Ltd, an affiliate of the Adviser. Aperture Investors UK, Ltd is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Aperture Investors UK, Ltd has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which Aperture Investors UK, Ltd is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Aperture Investors UK, Ltd may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

For its services to each Fund, the Adviser is entitled to a management fee which is calculated as set forth below.

New World Opportunities Fund

For its services to the New World Opportunities Fund, the Adviser is entitled to a management fee, which is calculated and accrued daily, at an annual rate of 1.225% of the New World Opportunities Fund’s average daily net assets (the “New World Opportunities Fund Base Fee”), adjusted upward or downward by a performance adjustment (the “New World Opportunities Fund Performance Adjustment”) that depends on whether, and to what extent, the performance of the New World Opportunities Fund as measured by the Institutional Shares exceeds, or is exceeded by, the performance of the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (the “EM Index”) plus 2.75% (275 basis points) (the “New World Opportunities Fund Index Hurdle”) over the New World Opportunities Fund Performance Period. For this purpose, the “New World Opportunities Fund Performance Period,” i.e., the period over which performance is measured, is initially from the fourteenth day following the date the Institutional Shares of the New World Opportunities Fund commenced investment operations through December 31, 2019 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year.

The New World Opportunities Fund Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.003% (0.30 basis points) of the New World Opportunities Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the New World Opportunities Fund as measured by the Institutional Shares exceeds or lags the performance of the New World Opportunities Fund Index Hurdle for the period from the beginning of the New World Opportunities Fund Performance Period through the prior business day. The maximum New World Opportunities Fund Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.825% (82.5 basis points) of the New World Opportunities Fund’s average daily net assets, which would occur when the performance of the Institutional Shares exceeds, or is exceeded by, the performance of the New World Opportunities Fund Index Hurdle by 2.75% percentage points (275 basis points) for the New World Opportunities Fund Performance Period.

The New World Opportunities Fund Base Fee discussed above represents the management fee in the event that the performance of the New World Opportunities Fund’s Institutional Shares equals the performance of the EM Index plus 2.75%. Depending on the performance of the New World Opportunities Fund’s Institutional Shares, the New World Opportunities Fund’s annual management fee will range from a minimum of 0.40% (in the event that the performance of the New World Opportunities Fund’s Institutional Shares is equal to or lower than the performance of the EM Index) to a maximum of 2.05% (in the event that the performance of the New World Opportunities Fund’s Institutional Shares exceeds the performance of the EM Index by 5.50% or more).

A New World Opportunities Fund Performance Adjustment will not be based on whether the absolute performance of the New World Opportunities Fund as measured by the Institutional Shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the New World Opportunities Fund Index Hurdle. The New World Opportunities Fund could pay a New World Opportunities Fund Performance Adjustment for positive relative performance even if the Institutional Shares decreases in value, so long as the performance of the Institutional Shares exceeds that of the New World Opportunities Fund Index Hurdle. It is possible that, if you buy shares of the New World Opportunities Fund after the beginning of a New World Opportunities Fund Performance Period, you will bear a share of a New World Opportunities Fund Performance Adjustment payable by the New World Opportunities Fund based on performance that preceded your purchase and from which you therefore did not benefit. If the performance of the New World Opportunities Fund’s Class X Shares was compared to the performance of the EM Index to determine the New World Opportunities Fund Performance Adjustment, the New World Opportunities Fund Performance Adjustment applied to the New World Opportunities Fund Base Fee would be less, and thus shareholders would pay a lower overall management fee, because Class X Shares have higher expenses than Institutional Shares.

Endeavour Equity Fund

For its services to the Endeavour Equity Fund, the Adviser is entitled to a management fee, which is calculated and accrued daily, at an annual rate of 1.82% of the Endeavour Equity Fund’s average daily net assets (the “Endeavour Equity Fund Base Fee”), adjusted upward or downward by a performance adjustment (the “Endeavour Equity Fund Performance Adjustment”) that depends on whether, and to what extent, the performance of the Endeavour Equity Fund as measured by the Institutional Shares exceeds, or is exceeded by, the performance of the MSCI USD Index plus 5.00% (500 basis points) (the “Endeavour Equity Fund Index Hurdle”) over the Endeavour Equity Fund Performance Period. For this purpose, the “Endeavour Equity Fund Performance Period,” i.e., the period over which performance is measured, is initially from the day following the date the Endeavour Equity Fund commenced investment operations through December 31, 2019 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year.

The Endeavour Equity Fund Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.0030% (0.30 basis points) of the Endeavour Equity Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Endeavour Equity Fund as measured by the Institutional Shares exceeds or lags the performance of the Endeavour Equity Fund Index Hurdle for the period from the beginning of the Endeavour Equity Fund Performance Period through the prior business day. The maximum Endeavour Equity Fund Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 1.50% (150 basis points) of the Endeavour Equity Fund’s average daily net assets, which would occur when the performance of the Institutional Shares exceeds, or is exceeded by, the performance of the Endeavour Equity Fund Index Hurdle by 5.00% percentage points (500 basis points) for the Endeavour Equity Fund Performance Period.

The Endeavour Equity Fund Base Fee discussed above represents the management fee in the event that the performance of the Endeavour Equity Fund’s Institutional Shares equals the performance of the MSCI USD Index plus 5.00%. Depending on the performance of the Endeavour Equity Fund’s Institutional Shares, the Endeavour Equity Fund’s annual management fee will range from a minimum of 0.32% (in the event that the performance of the Endeavour Equity Fund’s Institutional Shares is equal to or lower than the performance of the MSCI USD Index) to a maximum of 3.32% (in the event that the performance of the Endeavour Equity Fund’s Institutional Shares exceeds the performance of the MSCI USD Index by 10.00% or more).

An Endeavour Equity Fund Performance Adjustment will not be based on whether the absolute performance of the Endeavour Equity Fund as measured by the Institutional Shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the Endeavour Equity Fund Index Hurdle. The Endeavour Equity Fund could pay an Endeavour Equity Fund Performance Adjustment for positive relative performance even if the Institutional Shares decreases in value, so long as the performance of the Institutional Shares exceeds that of the Endeavour Equity

Fund Index Hurdle. It is possible that, if you buy shares of the Endeavour Equity Fund after the beginning of an Endeavour Equity Fund Performance Period, you will bear a share of an Endeavour Equity Fund Performance Adjustment payable by the Endeavour Equity Fund based on performance that preceded your purchase and from which you therefore did not benefit. If the performance of the Endeavour Equity Fund’s Class X Shares was compared to the performance of the MSCI USD Index to determine the Endeavour Equity Fund Performance Adjustment, the Endeavour Equity Fund Performance Adjustment applied to the Endeavour Equity Fund Base Fee would be less, and thus shareholders would pay a lower overall management fee, because Class X Shares have higher expenses than Institutional Shares.

Discover Equity Fund

For its services to the Discover Equity Fund, the Adviser is entitled to a management fee, which is calculated and accrued daily, at an annual rate based on the Discover Equity Fund’s average daily net assets, and consists of a base fee (the “Discover Equity Fund Base Fee”) that is adjusted upward or downward depending upon the performance of the Discover Equity Fund’s Institutional Shares relative to the Russell Index. The Discover Equity Fund Base Fee decreases as assets increase as follows: 2.175% of assets up to and including $300 million, 2.115% of assets over $300 million and up to and including $400 million, and 2.065% of assets over $400 million. Once the Discover Equity Fund’s average daily net assets exceed a level necessary to reduce the Discover Equity Fund Base Fee in accordance with the foregoing schedule (each, a “Discovery Equity Fund Breakpoint”), the reduced Discover Equity Fund Base Fee will become effective on the first business day of the following calendar year, and the Discover Equity Fund Base Fee will not increase even if the Discover Equity Fund’s average daily net assets later fall below the applicable Discovery Equity Fund Breakpoint.

The Discover Equity Fund Base Fee is adjusted upward or downward by a performance adjustment (the “Discover Equity Fund Performance Adjustment”) that depends on whether, and to what extent, the performance of the Discover Equity Fund as measured by the Institutional Shares exceeds, or is exceeded by, the performance of the Russell Index plus 6.25% (625 basis points) (the “Discover Equity Fund Index Hurdle”) over the Discover Equity Fund Performance Period. For this purpose, the “Discover Equity Fund Performance Period,” i.e., the period over which performance is measured, is initially from the day following the date the Discover Equity Fund commenced investment operations through December 31, 2020 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year.

The Discover Equity Fund Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.003% (0.30 basis points) of the Discover Equity Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Discover Equity Fund as measured by the Institutional Shares exceeds or lags the performance of the Discover Equity Fund Index Hurdle for the period from the beginning of the Discover Equity Fund Performance Period through the prior business day. The maximum Discover Equity Fund Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 1.875% (187.5 basis points) of the Discover Equity Fund’s average daily net assets, which would occur when the performance of the Institutional Shares exceeds, or is exceeded by, the performance of the Discover Equity Fund Index Hurdle by 6.25% percentage points (625 basis points) for the Discover Equity Fund Performance Period.

The Discover Equity Fund Base Fee discussed above represents the management fee in the event that the performance of the Discover Equity Fund’s Institutional Shares equals the performance of the Russell Index plus 6.25%. Depending on the Discover Equity Fund’s assets and the performance of the Discover Equity Fund’s Institutional Shares, the Discover Equity Fund’s annual management fee will range from the minimum fees set forth below (in the event that the performance of the Discover Equity Fund’s Institutional Shares is equal to or lower than the performance of the Russell Index) to the maximum fees set forth below (in the event that the performance of the Discover Equity Fund’s Institutional Shares exceeds the performance of the Russell Index by 12.50% or more).

Average Daily Net Assets	Minimum Fee	Base Fee	Maximum Fee
$0 up to $300 million	0.30%	2.175%	4.05%
Over $300 million up to $400 million	0.24%	2.115%	3.99%
Over $400 million	0.19%	2.065%	3.94%

A Discover Equity Fund Performance Adjustment will not be based on whether the absolute performance of the Discover Equity Fund as measured by the Institutional Shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the Discover Equity Fund Index Hurdle. The Discover Equity Fund could pay a Discover Equity Fund Performance Adjustment for positive relative performance even if the Institutional Shares decreases in value, so long as the performance of the Institutional Shares exceeds that of the Discover Equity Fund Index Hurdle. It is possible that, if you buy shares of the Discover Equity Fund after the beginning of a Discover Equity Fund Performance Period, you will bear a share of a Discover Equity Fund Performance Adjustment payable by the Discover Equity Fund based on performance that preceded your purchase and from which you therefore did not benefit. If the performance of the Discover Equity Fund’s Class X Shares was compared to the performance of the Russell Index to determine the Discover Equity Fund Performance Adjustment, the Discover Equity Fund Performance Adjustment applied to the Discover Equity Fund Base Fee would be less, and thus shareholders would pay a lower overall management fee, because Class X Shares have higher expenses than Institutional Shares.

International Equity Fund

For its services to the International Equity Fund, the Adviser is entitled to a management fee, which is calculated and accrued daily, at an annual rate based on the International Equity Fund’s average daily net assets, and consists of a base fee (the “International Equity Fund Base Fee”) that is adjusted upward or downward depending upon the performance of the International Equity Fund’s Institutional Shares relative to the MSCI ex-US Index. The International Equity Fund Base Fee decreases as assets increase as follows: 1.90% of assets up to and including $350 million, 1.85% of assets over $350 million and up to and including $400 million, and 1.80% of assets over $400 million. Once the International Equity Fund’s average daily net assets exceed a level necessary to reduce the International Equity Fund Base Fee in accordance with the foregoing schedule (each, an “International Equity Fund Breakpoint”), the reduced International Equity Fund Base Fee will become effective on the first business day of the following calendar year, and the International Equity Fund Base Fee will not increase even if the International Equity Fund’s average daily net assets later fall below the applicable International Equity Fund Breakpoint.

The International Equity Fund Base Fee is adjusted upward or downward by a performance adjustment (the “International Equity Fund Performance Adjustment”) that depends on whether, and to what extent, the performance of the International Equity Fund as measured by the Institutional Shares exceeds, or is exceeded by, the performance of the MSCI ex-US Index plus 5.00% (500 basis points) (the “International Equity Fund Index Hurdle”) over the International Equity Fund Performance Period. For this purpose, the “International Equity Fund Performance Period,” i.e., the period over which performance is measured, is initially from the day following the date the International Equity Fund commenced investment operations through December 31, 2020 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year.

The International Equity Fund Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.003% (0.30 basis points) of the International Equity Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the International Equity Fund as measured by the Institutional Shares exceeds or lags the performance of the International Equity Fund Index Hurdle for the period from the beginning of the International Equity Fund Performance Period through the prior business day. The maximum International Equity Fund Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 1.50% (150 basis points) of the International Equity Fund’s average daily net assets, which would occur when the performance of the Institutional Shares exceeds, or is exceeded by, the performance of the International Equity Fund Index Hurdle by 5.00% percentage points (500 basis points) for the International Equity Fund Performance Period.

The International Equity Fund Base Fee discussed above represents the management fee in the event that the performance of the International Equity Fund’s Institutional Shares equals the performance of the MSCI ex-US Index plus 5.00%. Depending on the International Equity Fund’s assets and the performance of the International Equity Fund’s Institutional Shares, the International Equity Fund’s annual management fee will range from the minimum fees set forth below (in the event that the performance of the International Equity Fund’s Institutional Shares is equal to or lower than the performance of the MSCI ex-US Index) to the maximum fees set forth below (in the event that the performance of the International Equity Fund’s Institutional Shares exceeds the performance of the MSCI ex-US Index by 10.00% or more).

Average Daily Net Assets	Minimum Fee	Base Fee	Maximum Fee
$0 up to $350 million	0.40%	1.90%	3.40%
Over $350 million up to $400 million	0.35%	1.85%	3.35%
Over $400 million	0.30%	1.80%	3.30%

An International Equity Fund Performance Adjustment will not be based on whether the absolute performance of the International Equity Fund as measured by the Institutional Shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the International Equity Fund Index Hurdle. The International Equity Fund could pay an International Equity Fund Performance Adjustment for positive relative performance even if the Institutional Shares decreases in value, so long as the performance of the Institutional Shares exceeds that of the International Equity Fund Index Hurdle. It is possible that, if you buy shares of the International Equity Fund after the beginning of an International Equity Fund Performance Period, you will bear a share of an International Equity Fund Performance Adjustment payable by the International Equity Fund based on performance that preceded your purchase and from which you therefore did not benefit.

If the performance of the International Equity Fund’s Class X Shares was compared to the performance of the MSCI ex-US Index to determine the International Equity Fund Performance Adjustment, the International Equity Fund Performance Adjustment applied to the International Equity Fund Base Fee would be less, and thus shareholders would pay a lower overall management fee, because Class X Shares have higher expenses than Institutional Shares.

Prior to May 1, 2021, for the New World Opportunities Fund, Endeavour Equity Fund and Discover Equity Fund, the Adviser had contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding the management fee, any class-specific expenses such as distribution and service (Rule 12b-1) fees and shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of the Fund’s business (collectively, “excluded expenses”)) for each of the Fund’s share classes from exceeding certain levels as set forth below (each, a “contractual expense limit”).

Fund	Contractual Expense Limit
New World Opportunities Fund	0.10%
Endeavour Equity Fund	0.12%
Discover Equity Fund	0.12%

In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment.

For the fiscal year ended December 31, 2021, the Adviser received advisory fees (after fee reductions), stated as a percentage of the average daily net assets of each Fund, as follows:

Fund	Advisory Fees Paid
New World Opportunities Fund	0.40%
Endeavour Equity Fund	0.27%
Discover Equity Fund	4.05%
International Equity Fund	0.40%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report to Shareholders dated December 31, 2021, which covers the period from January 1, 2021 to December 31, 2021.

Portfolio Managers

Peter N. Marber, PhD., serves as the sole Portfolio Manager of the New World Opportunities Fund. For over 30 years, Dr. Marber has managed money for some of the world’s largest financial groups. He began his career at UBS, and later was President of the emerging market subsidiaries at Wasserstein Perella & Co. He founded the Atlantic Funds in 1999, which was acquired by HSBC in 2005. Dr. Marber then became Senior Portfolio Manager and Chief Business Strategist for emerging markets at HSBC Global Asset Management until 2013. He then served as Head of Emerging Market Investments at Loomis, Sayles & Co. in Boston. Prior to joining the Adviser, he directed the Global Economy program at NYU. An acknowledged expert on globalization, Dr. Marber has published six books and has taught at Columbia, Johns Hopkins, Harvard, and NYU. He serves or has served on boards for Columbia University, the Emerging Markets Trade Association, New America, St. John’s College, and the World Policy Institute. Dr. Marber earned his bachelor’s degree from Johns Hopkins, his masters from Columbia, and Ph.D. from the University of Cambridge.

Thomas Tully serves as the sole Portfolio Manager of the Endeavour Equity Fund. Prior to joining the Adviser in April 2019, Mr. Tully was a Senior Analyst at Kingdon Capital Management from April 2017 to March 2019. Prior to that, he was a Managing Director at Hunter Peak Investments from September 2014 to March 2017 and a Research Analyst at Sheffield Asset Management from June 2010 to June 2014.

Brad McGill serves as the sole Portfolio Manager of the Discover Equity Fund. Prior to joining the Adviser in October 2019, Mr. McGill was a Portfolio Manager at Diker Management LLC from January 2016 to March 2019. Prior to that, he was a Partner and Senior Analyst at Daruma Capital Management from November 2006 to October 2015.

William Kornitzer serves as the Portfolio Manager of the International Equity Fund. Mr. Kornitzer was with Kornitzer Capital Management, Inc. (“KCM”), investment adviser to the Buffalo Funds, as a research analyst and assistant portfolio manager from 1997-2000, after which he spent 4 years at the USAA Investment Management Company where he served as a portfolio manager and managing director. In 2004, Mr. Kornitzer returned to KCM where he took the lead on the Buffalo International Fund since its inception in 2007. Prior to his career as a portfolio manager, Mr. Kornitzer was in the corporate finance and valuation groups for Ernst & Young and Arthur Andersen. Mr. Kornitzer focused primarily on cross-border mergers and acquisitions while living in both Moscow and the U.K. He has 25 years of professional investment experience and has served as an expert valuation witness in corporate disputes. Mr. Kornitzer received a B.S. from Virginia Tech and an M.B.A. from Drexel University. He also holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares and Class X Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares to investors, Institutional Shares and Class X Shares. To purchase shares of a Fund for the first time, you must invest at least $500. There is no minimum for subsequent investments. Each Fund’s Class X Shares are subject to a shareholder servicing fee in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Class X Shares as described herein. Therefore, Institutional Shares generally will be a less expensive investment option than Class X Shares.

Institutional Shares and Class X Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary. Contact your financial intermediary or the Funds for more information about the Fund’s share classes and how to choose between them.

The Funds reserve the right to change the criteria for eligible investors and accept investments of smaller amounts in their sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-888-514-7557.

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Aperture Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Aperture Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-888-514-7557 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA # 101000695
Aperture Funds
DDA # 9872013085

Ref: Fund name/share class/account number/account name

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established a direct account with a Fund, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Funds by mail at: Aperture Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Aperture Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase shares of a Fund for the first time, you must invest at least $500. There is no minimum for subsequent investments. The Funds may accept investments of smaller amounts in their sole discretion.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact a Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
New World	Institutional Shares	ANWOX	00774Q742	1060
Opportunities Fund	Class X Shares	ANWRX	00774Q619	1061
Endeavour Equity	Institutional Shares	ATOMX	00774Q593	1058
Fund	Class X Shares	APEEX	00774Q585	1059
Discover Equity	Institutional Shares	ADISX	00774Q437	1056
Fund	Class X Shares	ADSRX	00774Q429	1057
International Equity	Institutional Shares	AFORX	00774Q379	1661
Fund	Class X Shares	AFOEX	00774Q361	1666

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, a Fund will use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-514-7557.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that a Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-514-7557 for more information.

The sale price of each share will be the NAV next determined after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●    The Fund name;

●    The share class;

●    The account number;

●    The dollar amount or number of shares you wish to redeem;

●    The account name(s); and

●    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Aperture Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Aperture Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-514-7557 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). The minimum balance requirements may be modified by a Fund in its sole discretion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within two Business Days after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $250 because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you or your financial intermediary may exchange Institutional Shares or Class X Shares of a Fund for Institutional Shares or Class X Shares, respectively, of another Fund by writing to or calling the Funds. Exchanges are subject to the eligibility requirements and the fees and expenses of the Fund you exchange into.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you or your financial intermediary may also convert one class of shares of a Fund directly to another class of shares of the Fund, subject to the eligibility requirements and the fees and expenses of such other class of shares. A conversion between share classes of a Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a Fund or share class which your financial intermediary sells or services. Your financial intermediary can tell you which Funds and share classes are available through the intermediary.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

Each Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Class X Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments the intermediary may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions, or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Because the Funds invest in small capitalization and medium capitalization securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than three “round trips,” including exchanges, into or out of a Fund within any 12 month period. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Subject to the Fund’s right to reject purchases as described in this prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-514-7557.

Dividends and Distributions

Each Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether you receive them in cash or you reinvest them in additional shares of the Fund. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. A Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A Fund may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by BBD, LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of BBD, LLP are included in the 2021 Annual Report of the Funds, which is available upon request by calling the Funds at 1-888-514-7557.

APERTURE NEW WORLD OPPORTUNITIES FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Net Asset Value, Beginning of Period	$10.44	$9.97	$10.00
Income (Loss) from Operations:
Net Investment Income(2)	0.39	0.29	0.33
Net Realized and Unrealized Gain (Loss)	(0.76)	0.48	(0.04)
Total from Operations	(0.37)	0.77	0.29
Dividends and Distributions:
Net Investment Income	(0.35)	(0.30)	(0.32)
Net Realized Gain	(0.13)	—	—
Return of Capital	(0.01)	—	—
Total Dividends and Distributions	(0.49)	(0.30)	(0.32)
Net Asset Value, End of Period	$9.58	$10.44	$9.97
Total Return†	(3.59)%	7.98%	2.97%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$347,674	$370,468	$352,919
Ratio of Expenses to Average Net Assets	0.55%	1.46%	0.50	%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.57%	1.53%	0.61	%**
Ratio of Net Investment Income to Average Net Assets	3.79%	2.89%	4.04	%**
Portfolio Turnover Rate†	133%	132%	78%

(1)	Commenced operations on March 18, 2019.

(2)	Calculated using average shares.

(3)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.33%.

**	Annualized

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE NEW WORLD OPPORTUNITIES FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.44	$9.97	$9.94
Income (Loss) from Operations:
Net Investment Income(1)	0.38	0.12	0.11
Net Realized and Unrealized Gain (Loss)	(0.76)	0.65	0.14
Total from Operations	(0.38)	0.77	0.25
Dividends and Distributions:
Net Investment Income	(0.35)	(0.30)	(0.22)
Net Realized Gain	(0.13)	—	—
Return of Capital	(0.00)^	—	—
Total Dividends and Distributions	(0.48)	(0.30)	(0.22)
Net Asset Value, End of Period	$9.58	$10.44	$9.97
Total Return†	(3.68)%	7.98%	2.52%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$149	$160	$—
Ratio of Expenses to Average Net Assets	0.63%	3.69%	0.03	%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.64%	3.73%	0.03	%**
Ratio of Net Investment Income to Average Net Assets	3.71%	1.11%	3.84	%**
Portfolio Turnover Rate†	133%	132%	78%

(1)	Calculated using average shares.

(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.48%.

*	Commenced operations on September 13, 2019.

**	Annualized

^	Amount represents less than $0.01 per share.

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE ENDEAVOUR EQUITY FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$13.72	$10.79	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.04)	(0.32)	0.02
Net Realized and Unrealized Gain	1.53	3.58	0.77
Total from Operations	1.49	3.26	0.79
Dividends and Distributions:
Net Investment Income	(0.26)	(0.01)	—
Net Realized Gain	(1.21)	(0.32)	—
Total Dividends and Distributions	(1.47)	(0.33)	—
Net Asset Value, End of Period	$13.74	$13.72	$10.79
Total Return†	10.94%	30.24%	7.90%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$161,383	$51,721	$31,451
Ratio of Expenses to Average Net Assets	0.56%	3.44%	0.44	%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.61%	4.15%	1.60	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	(2.86)%	0.36	%**
Portfolio Turnover Rate†	338%	270%	39%

(1)	Calculated using average shares.

(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.94%.

*	Commenced operations on September 30, 2019.

**	Annualized

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE ENDEAVOUR EQUITY FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$13.67	$10.77	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.04)	(0.52)	0.02
Net Realized and Unrealized Gain	1.52	3.75	0.75
Total from Operations	1.48	3.23	0.77
Dividends and Distributions:
Net Investment Income	(0.25)	(0.01)	—
Net Realized Gain	(1.21)	(0.32)	—
Total Dividends and Distributions	(1.46)	(0.33)	—
Net Asset Value, End of Period	$13.69	$13.67	$10.77
Total Return†	10.91%	30.02%	7.70%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$982	$103	$4
Ratio of Expenses to Average Net Assets	0.60%	4.71%	0.47	%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.68%	5.30%	1.55	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.29)%	(4.27)%	0.63	%**
Portfolio Turnover Rate†	338%	270%	39%

(1)	Calculated using average shares.

(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.09%.

*	Commenced operations on September 30, 2019.

**	Annualized

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE DISCOVER EQUITY FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Institutional Shares	Year Ended December 31, 2021		Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Net Asset Value, Beginning of Period	$15.57		$10.01	$10.00
Income (Loss) from Operations:
Net Investment Loss(2)	(0.78)		(0.44)	0.00
Net Realized and Unrealized Gain	5.29		6.35	0.01
Total from Operations	4.51		5.91	0.01
Dividends and Distributions:
Net Realized Gain	(4.24)		(0.35)	—
Total Dividends and Distributions	(4.24)		(0.35)	—
Net Asset Value, End of Period	$15.84		$15.57	$10.01
Total Return†	28.87%		59.09%	0.10%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$532,948		$346,990	$2,103
Ratio of Expenses to Average Net Assets	4.16	%(4)	4.17%	—	%(3)**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.15%		4.23%	nm	%
Ratio of Net Investment Loss to Average Net Assets	(4.06)%		(3.92)%	—	%**
Portfolio Turnover Rate†	95%		123%	—%

(1)	Commenced operations on December 30, 2019.

(2)	Calculated using average shares.

(3)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.30%.

(4)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

**	Annualized

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for 1 day and incurred $8,748 in expenses.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE DISCOVER EQUITY FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Class X Shares	Year Ended December 31, 2021		Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Net Asset Value, Beginning of Period	$15.54		$10.01	$10.00
Income (Loss) from Operations:
Net Investment Loss(2)	(0.78)		(0.53)	0.00
Net Realized and Unrealized Gain	5.28		6.41	0.01
Total from Operations	4.50		5.88	0.01
Dividends and Distributions:
Net Realized Gain	(4.24)		(0.35)	—
Total Dividends and Distributions	(4.24)		(0.35)	—
Net Asset Value, End of Period	$15.80		$15.54	$10.01
Total Return†	28.86%		58.79%	0.10%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$6,719		$3,486	$—
Ratio of Expenses to Average Net Assets	4.18	%(4)	4.37%	—	%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.16%		4.42%	nm	%
Ratio of Net Investment Loss to Average Net Assets	(4.08)%		(4.17)%	—	%**
Portfolio Turnover Rate†	95%		123%	—%

(1)	Commenced operations on December 30, 2019.

(2)	Calculated using average shares.

(3)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.45%.

(4)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

**	Annualized

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for 1 day and incurred $8,748 in expenses.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE INTERNATIONAL EQUITY FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Institutional Shares	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$11.48	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.06	(0.01)
Net Realized and Unrealized Gain	0.78	1.49
Total from Operations	0.84	1.48
Dividends and Distributions:
Net Investment Income	(0.87)	—
Net Realized Gain	(0.90)	—
Return of Capital	(0.00)^	—
Total Dividends and Distributions	(1.77)	—
Net Asset Value, End of Period	$10.55	$11.48
Total Return†	7.27%	14.80%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$304,220	$307,709
Ratio of Expenses to Average Net Assets	0.53%	0.60	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	0.60	%**
Ratio of Net Investment (Loss) to Average Net Assets	0.50%	(0.28	)%**
Portfolio Turnover Rate†	61%	11%

(1)	Calculated using average shares.

*	Commenced operations on October 1, 2020.

**	Annualized

^	Amount represents less than $0.01 per share.

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

APERTURE INTERNATIONAL EQUITY FUND

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Class X Shares	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$11.48	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.04	(0.01)
Net Realized and Unrealized Gain	0.79	1.49
Total from Operations	0.83	1.48
Dividends and Distributions:
Net Investment Income	(0.86)	—
Net Realized Gain	(0.90)	—
Return of Capital	(0.00)^	—
Total Dividends and Distributions	(1.76)	—
Net Asset Value, End of Period	$10.55	$11.48
Total Return†	7.21%	14.80%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$992	$54
Ratio of Expenses to Average Net Assets	0.46%	0.59	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.32%	0.59	%**
Ratio of Net Investment (Loss) to Average Net Assets	0.35%	(0.28	)%**
Portfolio Turnover Rate†	61%	11%

(1)	Calculated using average shares.

*	Commenced operations on October 1, 2020.

**	Annualized

^	Amount represents less than $0.01 per share.

†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The Advisors’ Inner Circle Fund Iii

Aperture Funds

Investment Adviser
Aperture Investors, LLC
250 West 55th Street, 30th Floor
New York, NY 10019

Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated May 1, 2022, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-514-7557
By Mail:	Aperture Funds P.O. Box 219009 Kansas City, MO 64121-9009
By Internet:	www.apertureinvestors.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: https://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

API-PS-001-0800